Exhibit 99.2

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
July 31, 2000



        Expected B Maturity                         9/15/04


        Blended Coupon                               6.9444%


        Excess Protection Level
          3 Month Average   5.42%
            July, 2000   5.94%
            June, 2000   4.76%
            May, 2000   5.56%


        Cash Yield                                  19.22%


        Investor Charge Offs                         4.57%


        Base Rate                                    8.71%


        Over 30 Day Delinquency                      4.81%


        Seller's Interest                           11.87%


        Total Payment Rate                          14.13%


        Total Principal Balance                     $55,010,319,976.67


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $6,529,119,458.18